SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 9, 1996


                       COLLINS & AIKMAN CORPORATION

           (Exact name of registrant as specified in its charter)


  Delaware                   1-10218                          13-3489233
(State or other      (Commission File Number)                (IRS Employer
jurisdiction of                                           Identification No.)
incorporation)


                              701 McCullough Drive
                        Charlotte, North Carolina  28262
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (704) 547-8500


Item 5.     Other Events

      (a) On April 9, 1996, the Board of Directors of Collins & Aikman Corporation (the "Company") announced that it intends to spin-off the Company's wallcoverings business to its stockholders. The spin-off will be accomplished through a dividend of the stock of Imperial Wallcoverings, Inc., an indirect wholly owned subsidiary of the Company ("Imperial").

      Imperial will be treated as a discontinued operation for financial reporting purposes. The Company expects to complete the spin-off within three to four months. The Company has not yet determined whether it will effect the spin-off on a taxable or tax-free basis.

      For further information see the Company's Press Release dated April 9, 1996, which is hereby incorporated herein by reference.



Item 7.     Financial Statements and Exhibits.

      (c) The exhibits furnished in connection with this report are as follows:

      99.1 - Press Release dated April 9, 1996.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          COLLINS & AIKMAN CORPORATION
                                          (Registrant)



Date:    April 10, 1996                   By:/s/ J. Michael Stepp
                                                 J. Michael Stepp
                                                 Executive Vice President
                                                 & Chief Financial Officer